                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is entered into as of the 30th day of March 2007, by and among SRKP 6, Inc., a Delaware corporation (the "COMPANY"), Vicor Technologies, Inc., a Delaware corporation
("VICOR"), WestPark Capital, Inc. ("WestPark") and the holders of the Company's common stock listed on Exhibit A who are signatories hereof (such holders together with WestPark, each an "SRKP SECURITYHOLDER" and collectively the "SRKP
SECURITYHOLDERS").

                                    RECITALS
                                    --------

         A. Vicor is a party to a certain Agreement and Plan of Merger dated as of July 28, 2006 (the "MERGER AGREEMENT"), pursuant to which upon the Closing
Date (as defined below), Vicor will become a wholly-owned subsidiary of the
Company and the existing Vicor stockholders will obtain majority ownership and control of the Company (the "MERGER"). All capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.

         B. As an inducement to the SRKP Securityholders' approval of the
Merger, the Company desires to grant to the SRKP Securityholders certain registration rights with respect to the shares of Common Stock, and shares of
Common Stock underlying other securities, held by such SRKP Securityholders as of the effective date of the Merger.

         C. Concurrently with the execution of this Agreement, the Company,
Vicor and certain stockholders of the Company (other than the holders of the common stock listed on Exhibit A hereto) have entered into that certain
Registration Rights Agreement dated of even date herewith (the "OTHER
REGISTRATION AGREEMENT"), pursuant to which the Company and Vicor have agreed to file a registration statement on Form SB-2 or other appropriate form to register shares of the Company's Common Stock held by such holders (the "FIRST
STATEMENT"). Pursuant to the Other Registration Agreement, the Company and Vicor
have agreed to file the First Statement no later than April 15, 2007, all as provided in and on the terms and conditions set forth in the Other Registration
Agreement.

         D. The consummation of the Merger and the other transactions contemplated by the Merger Agreement are conditioned on the execution and delivery of this Agreement, and the parties hereto desire to sign and deliver this Agreement pursuant to their respective rights under the foregoing described arrangements and agreements, and in connection with the Merger and the transactions contemplated by the Merger Agreement.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

            1.1 The "Closing Date" shall mean the first business day after satisfaction of the conditions set forth in Section 7 of the Merger Agreement or as soon as practicable thereafter following satisfaction or waiver of the conditions set forth in Section 7 of the Merger Agreement.

            1.2 The term "Common Stock" means the common stock of the Company, par value $0.0001 per share.

            1.3 The term "Holder" means each SRKP Securityholder or any of such parties' respective successors and permitted assigns who acquire in accordance with this Agreement Registrable Securities directly or indirectly from a SRKP
Securityholder, including from any permitted assignee as set forth in Section 3.

            1.4 The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

            1.5 The term "Registration Filing Date" has the meaning set forth in the Other Registration Agreement.

            1.6 The term "Registration Second Filing Date" means 10 days after the end of the six (6) month period that immediately follows the Registration
Filing Date.

            1.7 The term "Registrable Securities" means (i) any shares of Common
Stock held by the SRKP Securityholders as of the effective date of the Merger,
(ii) any shares of Common Stock underlying any other securities of the Company held by the SRKP Securityholders as of the effective date of the Merger, or
(iii) any shares of Common Stock issuable with respect to the securities referred to in clauses (i) and (ii) above by virtue of any stock split, combination, stock dividend, merger, consolidation or other similar event or by virtue of other anti-dilution protection; provided, however, that shares of
Common Stock that are considered to be Registrable Securities shall cease to be
Registrable Securities (A) upon the sale thereof pursuant to an effective registration statement, (B) upon the sale thereof pursuant to Rule 144 (or successor rule) under the Securities Act, or (C) when such securities cease to be outstanding.

            1.8 The term "Registration Statement" means a Form SB-2 or other appropriate registration document under the Securities Act.

            1.9 The term "SEC" means the United States Securities and Exchange
Commission.

            1.10 The term "Securities Act" means the Securities Act of 1933, as amended.

        2.  REGISTRATION RIGHTS

            2.1 Registration Requirement. The Company shall file a registration statement on Form SB-2 or other appropriate registration document under the
Securities Act (the "REGISTRATION STATEMENT") for resale of the Registrable
Securities and shall use its reasonable best efforts to maintain the
Registration Statement effective for a period of twenty-four (24) months at the
Company's expense (the "EFFECTIVENESS PERIOD"). The Company and Vicor shall use their reasonable best efforts to (a) file such Registration Statement (or cause such Registration Statement to be filed) no later than the Registration Second
Filing Date, and (b) to cause such Registration Statement to become effective within one hundred twenty (120) days (or one hundred fifty (150) days in case of a full review by the SEC) after the Registration Second Filing Date (as applicable, the "REQUIRED EFFECTIVENESS DATE"). Notwithstanding anything contained herein to the contracy, the Company shall not file the Registration
Statement, and Vicor shall not cause the Registration Statement to be filed, at any time before the end of the six (6) month period that immediately follows the
Registration Filing Date, unless otherwise agreed by the Company and the other parties hereto in writing; and without limiting any other provision hereof, any breach of such obligations shall constitute a material breach of this Agreement by the Company and/or Vicor (as applicable). Notwithstanding anything else to the contrary, if (y) the Registration Statement is not filed by the Registration
Second Filing Date, or (z) the Registration Statement is not declared effective by the SEC on or before the Required Effectiveness Date due to the failure of the Company to fulfill its obligations under this Agreement, the Company shall be required to issue, as liquidated damages, to the SRKP Securityholders shares of SRKP Common Stock equal to a total of 0.0333% of the shares of SRKP Common
Stock covered by the Registration Statement for each day that the Registration
Statement has not been filed or declared effective by the SEC, as applicable.
This requirement to issue shares of SRKP Common Stock shall remain in effect until the Registration Statement is filed or is declared effective by the SEC, as applicable. Any shares issued to the SRKP Securityholders under this provision shall be allocated to each SRKP Securityholder based on the percentages of ownership listed on Exhibit A to this Agreement.

            2.2 Limitation to Registration Requirement. Notwithstanding any
other provisions of this Agreement, the Company shall not be obligated to effect any registration of the Registrable Securities or take any other action pursuant to this Section 2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities
Act.

            2.3 Expenses of Registration. Except as otherwise expressly set forth, the Company shall bear all expenses incurred by the Company in compliance with the registration obligation of the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company incurred in connection with any registration, qualification or compliance pursuant to this Agreement and all underwriting discounts, selling commissions and expense allowances applicable to the sale of any securities by the Company for its own account in any registration. All underwriting discounts, selling commissions and expense allowances applicable to the sale by any SRKP Securityholder of Registrable Securities and all fees and disbursements of counsel for the SRKP Selling Stockholder shall be borne by the
SRKP Securityholder.

            2.4 Indemnification.

            (a) To the extent permitted by law the Company will indemnify each
SRKP Securityholder, each of its officers, directors, agents, employees and partners, and each person controlling such SRKP Securityholder, with respect to each registration, qualification or compliance effected pursuant to this
Agreement, and each underwriter, if any, and each person who controls any underwriter, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof)
arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document prepared by the Company (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the
Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and subject to the provisions of Section 2.4(c) below, will reimburse each such SRKP
Securityholder, each of its officers, directors, agents, employees and partners, and each person controlling such SRKP Securityholder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the
Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omissions) based upon written information furnished to the Company by (or on behalf of) such SRKP
Securityholder or underwriter, or if the person asserting any such loss, claim, damage or liability (or action or proceeding in respect thereof) did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended and supplemented) at or before the written confirmation of the sale of such Registrable Securities to such person because of the failure of the SRKP Securityholder or underwriter to so provide such amended preliminary or final prospectus (or the final prospectus as amended and supplemented); provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the SRKP Securityholder, any such partner, officer, director, employee, agent or controlling person of such SRKP Securityholder, or any such underwriter or any person who controls any such underwriter; provided, however, that the obligations of the Company hereunder shall be limited to an amount equal to the portion of net proceeds represented by the Registrable Securities pursuant to this Agreement.

            (b) To the extent permitted by law, each SRKP Securityholder whose
Registrable Securities are included in any registration, qualification or compliance effected pursuant to this Agreement will indemnify the Company, and its directors, officers, agents, employees and each underwriter, if any, of the
Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities
Act and the rules and regulations thereunder, each other such SRKP
Securityholder and each of their officers, directors, partners, agents and employees, and each person controlling such SRKP Securityholder, and their respective counsel against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such SRKP Securityholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses as they are reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such SRKP
Securityholder; provided, however, that the obligations of any SRKP
Securityholder hereunder shall be limited to an amount equal to the net proceeds to such SRKP Securityholder from Registrable Securities sold under such registration statement, prospectus, offering circular or other document as contemplated herein; provided, further, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the SRKP Securityholder, which consent shall not be unreasonably withheld or delayed.

            (c) Each party entitled to indemnification under this Section (the
"INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying
Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further that if any Indemnified
Party reasonably concludes that there may be one or more legal defenses available to it that are not available to the Indemnifying Party, or that such claim or litigation involves or could have an effect on matters beyond the scope of this Agreement, then the Indemnified Party may retain its own counsel at the expense of the Indemnifying Party; and provided further that the failure of any
Indemnified Party to give notice as provided herein shall not relieve the
Indemnifying Party of its obligations under this Agreement unless and only to the extent that such failure to give notice results in material prejudice to the
Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such
Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

            (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified
Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying
Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified
Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            2.5 Transfer or Assignment of Registration Rights. The Registrable
Securities, and any related benefits to the SRKP Securityholder hereunder may be transferred or assigned by the SRKP Securityholder to a permitted transferee or assignee, provided that the Company is given written notice of such transfer or assignment, stating the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned; provided further that the transferee or assignee of such Registrable Securities shall be deemed to have assumed the obligations of the SRKP Securityholder under this Agreement by the acceptance of such assignment and shall, upon request from the Company, evidence such assumption by delivery to the Company of a written agreement assuming such obligations of the SRKP Securityholder.

            2.6 Registration Procedures. In the case of the registration effected by the Company pursuant to this Agreement, the Company will keep the
SRKP Securityholder advised in writing as to the initiation of each registration and as to the completion thereof. The Company will:

            (a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the
Securities Act with respect to the disposition of securities covered by such registration statement;

            (b) Respond as promptly as reasonably practicable to any comments received from the SEC with respect to a registration statement or any amendment thereto.

            (c) Notify the SRKP Securityholder as promptly as reasonably practicable and (if requested by any such person) confirm such notice in writing no later than one trading day following the day (A) when a prospectus or any prospectus supplement or post-effective

amendment to a registration statement is proposed to be filed and (B) with respect to a registration statement or any post-effective amendment, when the same has become effective;

            (d) Furnish such number of prospectuses and other documents incident thereto, including supplements and amendments, as the SRKP Securityholder may reasonably request;

            (e) Furnish to the SRKP Securityholder, upon request, a copy of all documents filed with and all correspondence from or to the SEC in connection with any such registration statement other than non-substantive cover letters and the like;

            (f) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a registration statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment; and

            (g) Use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission.

            2.7 Statement of Beneficial Ownership. The Company may require the
SRKP Securityholder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such SRKP Securityholder and the controlling person thereof and any other such information regarding the
SRKP Securityholder, the Registrable Securities held by the SRKP Securityholder and the intended method of disposition of such securities as shall be reasonably required with respect to the registration of the SRKP Securityholder's
Registrable Securities. Each SRKP Securityholder hereby understands and agrees that the Company may, in its sole discretion, exclude that SRKP Securityholder's
Registrable Securities from the Registration Statement in the event that the
SRKP Securityholder fails to provide such information requested by the Company within the time period reasonably specified by the Company or is required to do so by law or the SEC.

            2.8 Compliance. SRKP Securityholder covenants and agrees that such
SRKP Securityholder will comply with the prospectus delivery requirements of the
Securities Act as applicable to such SRKP Securityholder in connection with sales of Registrable Securities pursuant to the registration statement required hereunder.

        3.  MISCELLANEOUS

            3.1 Successors and Assigns. Except as otherwise expressly provided herein, the rights of the Holders hereunder may not be assigned without the consent of the Company. Any reference in this Agreement to a Holder shall be deemed a reference to such transferee, and any reference to the "Holders" shall be deemed to include such transferee. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

3.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. Any actions or proceedings that arise out of or in connection with this Agreement shall be brought in the applicable state or Federal court located in Palm Beach County, Florida, and each party hereto hereby waives any objection to such selection of venue, including, without limitation, an objection based on the assertion that such venue constitutes an inconvenient forum.

            3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            3.4 Notices. Any notice required or permitted under this Agreement shall be in writing and shall be delivered in person or mailed by certified or registered mail, return receipt requested, directed to (i) the Company or Vicor at the addresses set forth below the applicable signature hereof or (ii) to a
Holder at the address therefor as set forth in the Company's records or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others. The giving of any notice required hereunder may be waived in writing by the parties hereto. Every notice or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, or on the date actually received, if sent by mail or telex, with receipt acknowledged.

            3.5 Amendments and Waivers. Any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived or amended (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, Vicor and the
Holders of at least a majority of the Registrable Securities then issued and outstanding. Any amendment or waiver effected in accordance with this Section
3.5 shall be binding upon each Holder of any securities subject to this
Agreement at the time outstanding (including securities into which such securities are convertible), each future Holder and all such securities, and the
Company.

            3.6 Further Assurances. Each Holder and the Company shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

            3.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

            3.8 Entire Agreement. All prior agreements of the parties concerning the subject matter of this Agreement are expressly superseded by this Agreement.
This Agreement contains the entire Agreement of the parties concerning the subject matter hereof. Any oral representations or modifications of this
Agreement shall be of no effect.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this REGISTRATION
RIGHTS AGREEMENT to be duly executed as of the date first above written.

SRKP 6 INC., A DELAWARE CORPORATION

By:
              ------------------------------------------------

Name:
              ------------------------------------------------

Title:
              ------------------------------------------------

VICOR TECHNOLOGIES, INC., A DELAWARE CORPORATION

By:
              ------------------------------------------------

Name:
              ------------------------------------------------

Title:
              ------------------------------------------------

WESTPARK CAPITAL, INC.

By:
              ------------------------------------------------

Name:
              ------------------------------------------------

Title:
              ------------------------------------------------

                           HOLDERS' SIGNATURE PAGE TO

                          REGISTRATION RIGHTS AGREEMENT

IF AN INDIVIDUAL:

                                   (Signature)

             (Type or print name as it should appear on certificate)

IF A CORPORATION, GENERAL/LIMITED PARTNERSHIP, LLC, TRUST OR OTHER ENTITY:

             (Type or print name as it should appear on certificate)

         By:

               -------------------------------------------------------
               Name
               Title:

ADDRESS:
            -----------------------------------------

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TELEPHONE:  (         )
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FACSIMILE:  (         )
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                                    EXHIBIT A

                              SRKP SECURITYHOLDERS

Richard Rappaport

Anthony C. Pintsopoulos